Exhibit g.4

Securities Lending Agreement

Appendix A

Lenders

iShares, Inc.

iShares MSCI Austria Index Fund

iShares MSCI Australia Index Fund

iShares MSCI Belgium Index Fund

iShares MSCI Brazil Index Fund

iShares MSCI Canada Index Fund

iShares MSCI Emerging Markets Index Fund

iShares MSCI EMU Index Fund

iShares MSCI France Index Fund

iShares MSCI Germany Index Fund

iShares MSCI Hong Kong Index Fund

iShares MSCI Italy Index Fund

iShares MSCI Japan Index Fund

iShares MSCI Malaysia Index Fund

iShares MSCI Mexico Index Fund

iShares MSCI Netherlands Index Fund

iShares MSCI Pacific ex-Japan Index Fund

iShares MSCI Singapore Index Fund

iShares MSCI South Africa Index Fund

iShares MSCI South Korea Index Fund

iShares MSCI Spain Index Fund

iShares MSCI Sweden Index Fund

iShares MSCI Switzerland Index Fund

iShares MSCI Taiwan Index Fund

iShares MSCI United Kingdom Index Fund

iShares Trust

iShares Cohen & Steers Realty Majors Index Fund

iShares CSFB Callable Bond Index Fund*

iShares Dow Jones Select Dividend Index Fund

iShares Dow Jones Transportation Average Index Fund

iShares Dow Jones U.S. Basic Materials Sector Index Fund

iShares Dow Jones U.S. Consumer Services Sector Index Fund

(formerly iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund)

iShares Dow Jones U.S. Consumer Goods Sector Index Fund

(formerly iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund)

iShares Dow Jones U.S. Energy Sector Index Fund

iShares Dow Jones U.S. Financial Sector Index Fund

iShares Dow Jones U.S. Financial Services Composite Index Fund

iShares Dow Jones U.S. Healthcare Sector Index Fund

iShares Dow Jones U.S. Industrial Average Index Fund*

iShares Dow Jones U.S. Industrial Sector Index Fund

iShares Dow Jones U.S. Real Estate Index Fund

iShares Dow Jones U.S. Technology Sector Index Fund

iShares Dow Jones U.S. Telecommunications Sector Index Fund

iShares Dow Jones U.S. Total Market Index Fund

iShares FTSE/Xinhua China 25 Index Fund

iShares Dow Jones U.S. Utilities Sector Index Fund

iShares Goldman Sachs Consumer Industries Index Fund*

iShares Goldman Sachs Cyclical Industries Index Fund*

iShares Goldman Sachs Financials Index Fund*

iShares Goldman Sachs Hardware Index*

iShares Goldman Sachs Health Care Index Fund*

Securities Lending Agreement

Appendix A (continued)

Lenders

iShares Goldman Sachs Natural Resources Index Fund

iShares Goldman Sachs Networking Index

iShares Goldman Sachs Semiconductor Index

iShares Goldman Sachs Software Index

iShares Goldman Sachs Technology Index Fund

iShares Goldman Sachs Utilities Index Fund*

iShares GS $ InvesTop Bond Fund

iShares Lehman 1-3 Year Treasury Bond Fund

iShares Lehman 7-10 Year Treasury Bond Fund

iShares Lehman 20+ Year Treasury Bond Fund

iShares Lehman Government/Credit Bond Fund*

iShares Lehman Liquid Corporate Bond Fund*

iShares Lehman Treasury Bond Fund*

iShares U.S. Treasury Inflation Protected Securities Fund

iShares Lehman Aggregate Bond Fund

iShares MSCI EAFE Index Fund

iShares Morningstar Large Core Index Fund

iShares Morningstar Large Growth Index Fund

iShares Morningstar Large Value Index Fund

iShares Morningstar Mid Core Index Fund

iShares Morningstar Mid Growth Index Fund

iShares Morningstar Mid Value Index Fund

iShares Morningstar Small Core Index Fund

iShares Morningstar Small Growth Index Fund

iShares Morningstar Small Value Index Fund

iShares Nasdaq Biotechnology Index Fund

iShares KLD Nasdaq Social Index Fund*

iShares KLD Select Social Index Fund

iShares NYSE 100 Index Fund

iShares NYSE Composite Index Fund

iShares Russell 1000 Growth Index Fund

iShares Russell 1000 Index Fund

iShares Russell 1000 Value Index Fund

iShares Russell 2000 Growth Index Fund

iShares Russell 2000 Index Fund

iShares Russell 2000 Value Index Fund

iShares Russell 3000 Growth Index Fund

iShares Russell 3000 Index Fund

iShares Russell 3000 Value Index Fund

iShares Russell Midcap Index Fund

iShares Russell Midcap Growth Index Fund

iShares Russell Midcap Value Index Fund

iShares S&P 100 Index Fund

iShares S&P 500 Index Fund

iShares S&P 500/BARRA Growth Index Fund

iShares S&P 500/BARRA Value Index Fund

iShares S&P 1500 Index Fund

iShares S&P ADR International Index Fund*

iShares S&P Asia Pacific 100 Index Fund*

iShares S&P Europe 350 Index Fund

iShares S&P Global 100 Index Fund

iShares S&P Global 1200 Index Fund*

Securities Lending Agreement

Appendix A (continued)

Lenders

iShares S&P Global Consumer Discretionary Index Fund*

iShares S&P Global Consumer Staples Index Fund*

iShares S&P Global Energy Index Fund

iShares S&P Global Financials Index Fund

iShares S&P Global Health Care Index Fund

iShares S&P Global Industrials Index Fund*

iShares S&P Global Information Technology Index Fund

iShares S&P Global Materials Index Fund*

iShares S&P Global Telecommunications Services Index Fund

iShares S&P Global Utilities Index Fund*

iShares S&P Latin America 40 Index Fund

iShares S&P MidCap 400 Index Fund

iShares S&P MidCap 400/BARRA Growth Index Fund

iShares S&P MidCap 400/BARRA Value Index Fund

iShares S&P SmallCap 600 Index Fund

iShares S&P SmallCap 600/BARRA Growth Index Fund

iShares S&P SmallCap 600/BARRA Value Index Fund

iShares S&P/TOPIX 150 Index Fund

*	Fund has not yet been launched.

Approved May 12, 2000

As Amended March 16, 2004

As Amended September 15, 2004

As Approved June 15, 2004